Financial risk management objectives and policies	12 Months Ended
Dec. 31, 2018
Disclosure Of financial risk management objectives and policies
Financial risk management objectives and policies

27 Financial risk management objectives and policies

The Group’s principal financial instruments, other than derivatives, comprise bank overdrafts, finance leases, loans, current and non-current investments, cash and short-term deposits. The main purpose of these financial instruments is to manage the Group’s funding and liquidity requirements. The Group has other financial assets and liabilities such as trade receivables and trade payables, which arise directly from its operations.

The principal financial risks to which the Group is exposed are those of liquidity, interest rate, foreign currency and credit. Each of these is managed in accordance with Board-approved policies. These policies are set out below.

The Group uses foreign currency borrowings, foreign currency forwards and swaps, currency options, interest rate swaps and cross-currency interest rate swaps for the purpose of hedging its foreign currency and interest rate risks. The Group may designate certain financial instruments as fair value hedges, cash flow hedges or net investment hedges in accordance with IFRS 9. Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument. Sources of hedge effectiveness will depend on the hedge relationship designation but may include:

>	A significant change in the credit risk of either party to the hedging relationship.
>	A timing mismatch between the hedging instrument and the hedged item.
>	Movements in foreign currency basis spread for derivatives in a fair value hedge.
>	A significant change in the value of the foreign currency denominated net assets of the Group in a net investment hedge.

The hedge ratio for each designation will be established by comparing the quantity of the hedging instrument and the quantity of the hedged item to determine their relative weighting; for all of the Group’s existing hedge relationships the hedge ratio has been determined as 1:1.

Key controls applied to transactions in derivative financial instruments are: to use only instruments where good market liquidity exists, to revalue all financial instruments regularly using current market rates and to sell options only to offset previously purchased options or as part of a risk management strategy. The Group is not a net seller of options, and does not use derivative financial instruments for speculative purposes.

Capital management

The capital structure of the Group consists of shareholders’ equity (Note 23), debt (Note 18), other current investments (Note 11) and cash (Note 16). For the foreseeable future, the Board will maintain a capital structure that supports the Group’s strategic objectives through:

>	managing funding and liquidity risk
>	optimising shareholder return
>	maintaining a strong, investment-grade credit rating.

The Group utilises factoring arrangements for selected trade receivables. These factoring arrangements qualify for full derecognition of the associated trade receivables under IFRS 9. Amounts due, on invoices that have not been factored at year end, from customers that are subject to factoring arrangements are disclosed in Note 15.

Funding and liquidity risk are reviewed regularly by the Board and managed in accordance with policies described below.

The Board’s distribution policy comprises a regular cash dividend and, subject to business needs, a share repurchase component. The Board regularly reviews its shareholders’ return strategy, and in 2012 decided to suspend share repurchases in order to retain strategic flexibility.

The Group’s net debt position (loans and borrowings net of Cash and cash equivalents, other investments and derivative financial instruments) has increased from a net debt position of $12,679m at the beginning of the year to a net debt position of $13,003m at 31 December 2018.

Liquidity risk

The Board reviews the Group’s ongoing liquidity risks annually as part of the planning process and on an ad hoc basis. The Board considers short-term requirements against available sources of funding, taking into account forecast cash flows. The Group manages liquidity risk by maintaining access to a number of sources of funding which are sufficient to meet anticipated funding requirements. Specifically, the Group uses US commercial paper, bank loans, committed bank facilities and cash resources to manage short-term liquidity and manages long-term liquidity by raising funds through the capital markets. The Group is assigned short-term credit ratings of P-2 by Moody’s and A-2 by Standard and Poor’s. The Group’s long-term credit rating is A3 negative outlook by Moody’s and BBB+ stable outlook by Standard and Poor’s.

In addition to Cash and cash equivalents of $4,831m, short-term fixed income investments of $809m, fixed deposits of $40m, less overdrafts of $160m at 31 December 2018, the Group has committed bank facilities of $4.1bn available to manage liquidity. At 31 December 2018, the Group has issued $3,792m under a Euro Medium Term Note programme and $14,546m under a SEC-registered programme. The Group increased its committed bank facilities by $1.1bn in the year to a total of $4.1bn at 31 December 2018. $0.2bn of the new facilities mature in December 2019 but have a one-year extension option, exercisable by the Group. $0.5bn of the new facilities mature in December 2020 but have a one-year extension option, exercisable by the Group. $0.4bn of the new facilities, together with the existing $3bn of facilities, mature in April 2022. The funds made available under these facility agreements may be used for the general corporate purposes of the Group. The Group regularly monitors the credit standing of the banking group and currently does not anticipate any issue with drawing on the committed facilities should this be necessary. Advances under the revolving facilities bear an interest rate per annum based on LIBOR (or other relevant benchmark rate) plus a margin. The facility agreements contain no financial covenants. At 31 December 2018 the facilities were undrawn.

The maturity profile of the anticipated future contractual cash flows including interest in relation to the Group’s financial liabilities, on an undiscounted basis and which, therefore, differs from both the carrying value and fair value, is as follows:

	Bank				Total			Total
	overdrafts			Trade	non-derivative		Cross-	derivative
	and other		Finance	and other	financial	Interest	currency	financial
	loans	Bonds	leases	payables	instruments	rate swaps	swaps	instruments	Total
	$m	$m	$m	$m	$m	$m	$m	$m	$m
Within one year	455	2,374	42	10,566	13,437	(54)	32	(22)	13,415
In one to two years	–	1,921	24	4,986	6,931	(19)	12	(7)	6,924
In two to three years	–	1,500	16	1,144	2,660	(15)	(216)	(231)	2,429
In three to four years	–	2,080	10	1,666	3,756	(15)	47	32	3,788
In four to five years	7	1,756	3	877	2,643	(15)	86	71	2,714
In more than five years	–	14,796	–	3,624	18,420	(30)	320	290	18,710
	462	24,427	95	22,863	47,847	(148)	281	133	47,980
Effect of interest	(4)	(8,111)	(2)	–	(8,117)	148	(351)	(203)	(8,320)
Effect of discounting, fair values and issue costs	–	(59)	–	(2,889)	(2,948)	(82)	(93)	(175)	(3,123)
31 December 2016	458	16,257	93	19,974	36,782	(82)	(163)	(245)	36,537

	Bank				Total				Total
	overdrafts			Trade	non-derivative		Cross-		derivative
	and other		Finance	and other	financial	Interest	currency		financial
	loans	Bonds	leases	payables	instruments	rate swaps	swaps	[1]	instruments	[1]	Total
	$m	$m	$m	$m	$m	$m	$m		$m		$m
Within one year	859	1,985	5	11,840	14,689	(10)	32		22		14,711
In one to two years	–	1,564	–	1,976	3,540	(12)	(190)		(202)		3,338
In two to three years	–	2,144	–	1,586	3,730	(12)	53		41		3,771
In three to four years	16	2,000	–	3,240	5,256	(12)	(11)		(23)		5,233
In four to five years	–	1,736	–	1,112	2,848	(12)	37		25		2,873
In more than five years	–	15,575	–	2,808	18,383	(12)	31		19		18,402
	875	25,004	5	22,562	48,446	(70)	(48)		(118)		48,328
Effect of interest	(14)	(7,969)	–	–	(7,983)	70	(504)		(434)		(8,417)
Effect of discounting, fair values and issue costs	–	(94)	–	(3,081)	(3,175)	(50)	93		43		(3,132)
31 December 2017	861	16,941	5	19,481	37,288	(50)	(459)		(509)		36,779
[1]

The 2017 disclosures have been revised with the within one year outflow reducing to $32m from $420m, the in one to two years inflow increasing to $190m from $100m, the in two to three years outflow reducing to $53m from $295m, the in three to four years inflow reducing to $11m from $747m, the in four to five years outflow increasing to $37m from $34m and the in more than five years outflow increasing to $31m from $26m.

	Bank				Total			Total
	overdrafts			Trade	non-derivative		Cross-	derivative
	and other		Finance	and other	financial	Interest	currency	financial
	loans	Bonds	leases	payables	instruments	rate swaps	swaps	instruments		Total
	$m	$m	$m	$m	$m	$m	$m	$m		$m
Within one year	774	1,629	–	13,029	15,432	(10)	(172)	(182)	[1]	15,250
In one to two years	7	2,210	–	1,688	3,905	(9)	57	48	[2]	3,953
In two to three years	14	2,002	–	833	2,849	(9)	33	24	[3]	2,873
In three to four years	–	1,813	–	3,340	5,153	(9)	37	28	[4]	5,181
In four to five years	–	2,069	–	776	2,845	(9)	37	28	[5]	2,873
In more than five years	–	17,405	–	2,084	19,489	–	69	69	[6]	19,558
	795	27,128	–	21,750	49,673	(46)	61	15		49,688
Effect of interest	(2)	(8,669)	–	–	(8,671)	46	(304)	(258)		(8,929)
Effect of discounting, fair values and issue costs	(17)	(122)	–	(2,139)	(2,278)	(40)	(83)	(123)		(2,401)
31 December 2018	776	18,337	–	19,611	38,724	(40)	(326)	(366)		38,358
1.

Total derivative financial instruments within one year excludes Other current derivatives of $(18)m (2017: $5m; 2016: $10m). Total derivative financial instruments within one year and Other current derivatives reflect receivables of $10.207bn (2017: $6.738bn) and payables of $10.007bn (2017: $6.765bn).

2.	Total derivative financial instruments in one to two years reflects receivables of $35m (2017: $803m) and payables of $83m (2017: $601m).
3.	Total derivative financial instruments in two to three years reflects receivables of $950m (2017: $39m) and payables of $974m (2017: $80m).
4.	Total derivative financial instruments in three to four years reflects receivables of $30m (2017: $994m) and payables of $58m (2017: $971m).
5.	Total derivative financial instruments in four to five years reflects receivables of $30m (2017: $34m) and payables of $58m (2017: $59m).
6.	Total derivative financial instruments in more than five years reflects receivables of $2.084bn (2017: $2.198bn) and payables of $2.153bn (2017: $2.217bn).

Where interest payments are on a floating rate basis, it is assumed that rates will remain unchanged from the last business day of each year ended 31 December.

It is not expected that the cash flows in the maturity profile could occur significantly earlier or at significantly different amounts, with the exception of $5,106m of contingent consideration and $1,838m arising from the put option over the non-controlling interest in Acerta Pharma, both held within Other payables (see Note 19).

Market risk

Interest rate risk

The Group maintains a mix of fixed and floating rate debt. The portion of fixed rate debt was approved by the Board and any variation requires Board approval.

A significant portion of the long-term debt is held at fixed rates of interest. The Group uses interest rate swaps and forward rate agreements to manage this mix. During the year, the Group issued $1.25bn of bonds maturing in 2023, $1.0bn in 2029 and $0.75bn in 2048. These were to refinance the $1.4bn of bonds maturing in 2018 and for general corporate purposes.

At 31 December 2018, the Group held interest rate swaps with a notional value of $0.29bn, converting the 7% guaranteed debentures payable in 2023 to floating rates. No new interest rate swaps were entered into during 2018. At 31 December 2018, swaps with a notional value of $0.29bn related to debt designated as fair value through profit or loss. Designated hedges are expected to be effective and therefore the impact of ineffectiveness on profit is not expected to be material. The accounting treatment for fair value hedges and debt designated as fair value through profit or loss is disclosed in the Group Accounting Policies section from page 157.

The majority of surplus cash is currently invested in US dollar liquidity funds, fully collateralised repurchase arrangements and investment grade fixed income securities.

The interest rate profile of the Group’s interest-bearing financial instruments, as at 31 December 2018, 31 December 2017 and 31 December 2016, is set out below. In the case of current and non-current financial liabilities, the classification includes the impact of interest rate swaps which convert the debt to floating rate.

	2018			2017			2016
	Fixed rate	Floating rate	Total	Fixed rate	Floating rate	Total	Fixed rate	Floating rate	Total
	$m	$m	$m	$m	$m	$m	$m	$m	$m
Financial liabilities
Interest-bearing loans and borrowings
Current	999	755	1,754	404	1,843	2,247	1,086	1,221	2,307
Non-current	16,038	1,321	17,359	14,608	952	15,560	13,154	1,347	14,501
Total	17,037	2,076	19,113	15,012	2,795	17,807	14,240	2,568	16,808
Financial assets
Fixed deposits	40	–	40	–	80	80	–	37	37
Cash and cash equivalents	–	4,831	4,831	–	3,324	3,324	–	5,018	5,018
Total	40	4,831	4,871	–	3,404	3,404	–	5,055	5,055

In addition to the financial assets above, there are $6,195m (2017: $6,366m; 2016: $5,519m) of other current and non-current asset investments and other financial assets on which no interest is received.

Foreign currency risk

The US dollar is the Group’s most significant currency. As a consequence, the Group results are presented in US dollars and exposures are managed against US dollars accordingly.

Translational

Approximately 67% of Group external sales in 2018 were denominated in currencies other than the US dollar, while a significant proportion of manufacturing, and research and development costs were denominated in pounds sterling and Swedish krona. Surplus cash generated by business units is substantially converted to, and held centrally in, US dollars. As a result, operating profit and total cash flow in US dollars will be affected by movements in exchange rates.

This currency exposure is managed centrally, based on forecast cash flows. The impact of movements in exchange rates is mitigated significantly by the correlations which exist between the major currencies to which the Group is exposed and the US dollar. Monitoring of currency exposures and correlations is undertaken on a regular basis and hedging is subject to pre-execution approval.

As at 31 December 2018, before impact of derivatives, 2.4% of interest-bearing loans and borrowings were denominated in pounds sterling and 18.3% were denominated in euros. Where there is non-US dollar debt and an underlying net investment of that amount in the same currency, the Group applies net investment hedging. Exchange differences on the retranslation of debt designated as net investment hedges are recognised in other comprehensive income to the extent that the hedge is effective. Any ineffectiveness is taken to profit.

The Group holds cross-currency swaps to hedge against the impact of fluctuations in foreign exchange rates. Fair value movements on the revaluation of the cross-currency swaps are recognised in other comprehensive income to the extent that the hedge is effective, with any ineffectiveness taken to profit.

Foreign currency risk arises when the Group has inter-company funding and investments in certain subsidiaries operating in countries with exchange controls or where there is risk of significant future currency devaluation. One indicator of potential foreign currency risk is where a country is officially designated as hyper inflationary. As at 31 December 2018, the Group operates in two countries designated as hyper inflationary being Argentina and Venezuela.

The foreign exchange risk to the Group from Argentina is immaterial.

At the start of 2018 Venezuela operated a two tier exchange rate system with a heavily subsidised DIPRO rate for essential goods and services and a second rate, DICOM, to cover all other non-essentials. During 2017 the Group had begun to use the DICOM rate for the consolidation of its financial statements, believing that this was the best expectation of the rate at which profits would be remitted. As a result of this the Group was unaffected by the elimination of the DIPRO rate in early 2018. The foreign exchange risk to the Group from Venezuela is immaterial.

Transactional

The Group aims to hedge all its forecast major transactional currency exposures on working capital balances, which typically extend for up to three months, are hedged, where practicable, using forward foreign exchange contracts against individual Group companies’ reporting currency. In addition, the Group’s external dividend, which is paid principally in pounds sterling and Swedish krona, is fully hedged from announcement to payment date. Foreign exchange gains and losses on forward contracts transacted for transactional hedging are taken to profit.

Sensitivity analysis

The sensitivity analysis set out overleaf summarises the sensitivity of the market value of our financial instruments to hypothetical changes in market rates and prices. The range of variables chosen for the sensitivity analysis reflects our view of changes which are reasonably possible over a one-year period. Market values are the present value of future cash flows based on market rates and prices at the valuation date. For long-term debt, an increase in interest rates results in a decline in the fair value of debt.

The sensitivity analysis assumes an instantaneous 100 basis point change in interest rates in all currencies from their levels at 31 December 2018, with all other variables held constant. Based on the composition of our long-term debt portfolio as at 31 December 2018, a 1% increase in interest rates would result in an additional $17m in interest expense being incurred per year. The exchange rate sensitivity analysis assumes an instantaneous 10% change in foreign currency exchange rates from their levels at 31 December 2018, with all other variables held constant. The +10% case assumes a 10% strengthening of the US dollar against all other currencies and the -10% case assumes a 10% weakening of the US dollar.

Each incremental 10% movement in foreign currency exchange rates would have approximately the same effect as the initial 10% detailed in the table below and each incremental 1% change in interest rates would have approximately the same effect as the 1% detailed in the table below.

	Interest rates		Exchange rates
31 December 2016	+1%	−1%	+10%	−10%
Increase/(decrease) in fair value of financial instruments ($m)	1,249	(1,390)	180	(180)
Impact on profit: (loss)/gain ($m)	–	–	(24)	24
Impact on equity: gain/(loss) ($m)	–	–	204	(204)

	Interest rates		Exchange rates
31 December 2017	+1%	−1%	+10%	−10%
Increase/(decrease) in fair value of financial instruments ($m)	1,329	(1,293)	198	(198)
Impact on profit: (loss)/gain ($m)	–	–	(123)	123
Impact on equity: gain/(loss) ($m)	–	–	321	(321)

	Interest rates		Exchange rates
31 December 2018	+1%	−1%	+10%	−10%
Increase/(decrease) in fair value of financial instruments ($m)	1,130	(1,267)	(146)	161
Impact on profit: (loss)/gain ($m)	–	–	(299)	348
Impact on equity: gain/(loss) ($m)	–	–	153	(187)

In 2018 the Group changed the method for assessing a 10% change in foreign currency exchange rates. In 2017 and 2016 the sensitivity was calculated as 10% of year end exposure. The sensitivity is now calculated by dividing the non-USD balances by adjusted foreign rates. This does not have a material impact on results but has resulted in the weakening and strengthening values no longer being symmetrical. There have been no other changes in the methods and assumptions used in preparing the sensitivity analysis.

Credit risk

The Group is exposed to credit risk on financial assets, such as cash investments, derivative instruments, and Trade and other receivables. The Group is also exposed in its Net asset position to its own credit risk in respect of the 2023 debentures which are accounted for at fair value through profit or loss. Under IFRS 9, the Group records the effect of the losses and gains, arising from own credit risk, on the fair value of bonds designated at fair value through profit or loss in Other comprehensive income.

Financial counterparty credit risk

The majority of the AstraZeneca Group’s cash is centralised within the Group Treasury entity and is subject to counterparty risk on the principal invested. The level of the Group’s cash investments and hence credit risk will depend on the cash flow generated by the Group and the timing of the use of that cash. The credit risk is mitigated through a policy of prioritising security and liquidity over return, and, as such, cash is only invested in high credit quality investments. Counterparty limits are set according to the assessed risk of each counterparty and exposures are monitored against these limits on a regular basis.

The Group’s principal financial counterparty credit risks at 31 December 2018 were as follows:

Current assets

	2018	2017	2016
	$m	$m	$m
Cash at bank and in hand	893	784	782
Money market liquidity fund	3,435	1,150	3,440
Collateralised repurchase agreement	400	1,150	950
Bank collateral[1]	–	–	(242)
Other short-term cash equivalents	103	240	88
Total Cash and cash equivalents (Note 16)	4,831	3,324	5,018
Fixed income securities at fair value through profit and loss (Note 11)	809	–	–
Fixed income securities available for sale (Note 11)	–	1,150	847
Fixed deposits (Note 11)	40	80	37
Total derivative financial instruments (Note 12)	258	28	27
Current assets subject to credit risk	5,938	4,582	5,929
1.	In 2017 the Group changed its accounting policy such that collateral receipts were included in interest bearing loans and borrowings.

Non-current assets

	2018	2017	2016
	$m	$m	$m
Equity securities at fair value through other comprehensive income (Note 11)	833	–	–
Equity securities available for sale (Note 11)	–	933	727
Derivative financial instruments (Note 12)	157	504	343
Non-current assets subject to credit risk	990	1,437	1,070

The Group may hold significant cash balances as part of its normal operations, with the amount of cash held at any point reflecting the level of cash flow generated by the business and the timing of the use of that cash. The majority of excess cash is centralised within the Group treasury entity and is subject to counterparty risk on the principal invested. This risk is mitigated through a policy of prioritising security and liquidity over return, and, as such, cash is only invested in high credit quality investments. Counterparty limits are set according to the assessed risk of each counterparty and exposures are monitored against these limits on a regular basis. The majority of the Group’s cash is invested in US dollar AAA-rated liquidity funds, fully collateralised repurchase agreements and short-term bank deposits.

The money market liquidity fund portfolios are managed by five external third-party fund managers to maintain an AAA rating. The Group’s investments represent no more than 10% of each overall fund value. There were no other significant concentrations of financial credit risk at the reporting date.

The short-term repurchase agreements are fully collateralised investments. The collateral is fixed income in nature and is held by a third party custodian and represents approximately 101% of the value of the cash deposited. The minimum long term credit rating of the collateral is BBB minus. In the event of any default, ownership of the collateral would revert to the Group, and would be readily convertible to cash. The value of the collateral held at 31 December 2018 was $403m (2017: $1,151m; 2016: $951m).

The fixed income securities are managed by four external third-party fund managers. The long term rating of these securities was BBB minus or better.

All financial derivatives are transacted with commercial banks, in line with standard market practice. The Group has agreements with some bank counterparties whereby the parties agree to post cash collateral, for the benefit of the other, equivalent to the market valuation of the derivative positions above a predetermined threshold. The carrying value of such cash collateral held by the Group at 31 December 2018 was $384m (2017: $513m; 2016: $322m) and the carrying value of each cash collateral posted by the Group at 31 December 2018 was $14m (2017: $nil; 2016: $80m).

The impairment provision for other financial assets at 31 December 2018 was immaterial.

Equity securities represent non-controlling investments in third-party pharmaceutical companies.

Trade and other receivables

Trade receivable exposures are managed locally in the operating units where they arise and credit limits are set as deemed appropriate for the customer. The Group is exposed to customers ranging from government-backed agencies and large private wholesalers to privately owned pharmacies, and the underlying local economic and sovereign risks vary throughout the world. Where appropriate, the Group endeavours to minimise risks by the use of trade finance instruments such as letters of credit and insurance. Following the adoption of IFRS 9 on 1 January 2018 the Group introduced the expected credit loss approach to establish an allowance for impairment that represents its estimate of expected losses in respect of Trade and other receivables. Given the general quality and short-term nature of our trade receivables, there was no material impact assessed arising from the introduction of this method.

The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables. To measure expected credit losses trade receivables have been grouped based on shared credit characteristics and the days past due.

The expected loss rates are based on payment profiles over a period of 36 months before 31 December 2018 or 1 January 2018 respectively and the corresponding historical credit losses experienced within this period.  The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors affecting the ability of the customer to settle the receivables.

On that basis, the loss allowance as at 31 December 2018 and 1 January 2018 was determined as follows:

		0-90 days	90-180 days	Over 180 days
31 December 2018	Current	past due	past due	past due	Total
Expected loss rate	0.05%	0.75%	10%	47%
Gross carrying amount	2,854	82	27	70	3,033
Loss allowance	1	1	3	33	38

		0-90 days	90-180 days	Over 180 days
1 January 2018	Current	past due	past due	past due	Total
Expected loss rate	0.05%	0.75%	5%	33%
Gross carrying amount	2,490	262	31	35	2,818
Loss allowance	1	2	1	12	16

Trade receivables are written off where there is no reasonable expectation of recovery.

Impairment losses on trade receivables are presented as net impairment losses within operating profit, any subsequent recoveries are credited against the same line.

In the US, sales to three wholesalers accounted for approximately 88% of US sales (2017: three wholesalers accounted for approximately 60%; 2016: three wholesalers accounted for approximately 83%).

The ageing of trade receivables at the reporting date was:

	2018	2017	2016
	$m	$m	$m
Not past due	2,853	2,488	2,559
Past due 0–90 days	81	260	14
Past due 90–180 days	24	31	–
Past due > 180 days	37	23	10
	2,995	2,802	2,583

	2018	2017	2016
	$m	$m	$m
Movements in provisions for trade receivables
At 1 January	16	42	52
Income statement	22	(26)	–
Amounts utilised, exchange and other movements	–	–	(10)
At 31 December	38	16	42

Given the profile of our customers, including large wholesalers and government-backed agencies, no further credit risk has been identified with the trade receivables not past due other than those balances for which an allowance has been made. The income statement credit or charge is recorded in Selling, general and administrative costs.